Income and Other Taxes	12 Months Ended
Nov. 30, 2013
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Income and Other Taxes
Income and Other Taxes
A summary of our principal taxes and exemptions in the jurisdictions where our primary businesses are located is as follows:
U.S. Income Tax
We are primarily foreign corporations engaged in the business of operating cruise ships in international transportation. We also own and operate, among other businesses, the U.S. hotel and transportation business of Holland America Princess Alaska Tours through U.S. corporations.
Our North American cruise ship businesses and certain ship-owning subsidiaries are engaged in a trade or business within the U.S. Depending on its itinerary, any particular ship may generate income from sources within the U.S. We believe that our U.S. source income and the income of our ship-owning subsidiaries, to the extent derived from, or incidental to, the international operation of a ship or ships, is currently exempt from U.S. federal income and branch profit taxes.
In general, under Section 883 of the Internal Revenue Code, certain non-U.S. corporations (such as our North American cruise ship businesses) are not subject to U.S. federal income tax or branch profits tax on U.S. source income derived from, or incidental to, the international operation of a ship or ships. Applicable U.S. Treasury regulations provide in general that a foreign corporation will qualify for the benefits of Section 883 if, in relevant part, (i) the foreign country in which the foreign corporation is organized grants an equivalent exemption to corporations organized in the U.S. (an “equivalent exemption jurisdiction”) and (ii) the foreign corporation meets a defined publicly-traded test. Subsidiaries of foreign corporations that are organized in an equivalent exemption jurisdiction and meet the publicly-traded test also benefit from Section 883. We believe that Panama is an equivalent exemption jurisdiction and Carnival Corporation currently qualifies as a publicly-traded corporation under the regulations. Accordingly, substantially all of Carnival Corporation’s income is exempt from U.S. federal income and branch profit taxes.
Regulations under Section 883 list items that the Internal Revenue Service does not consider to be incidental to ship operations. Among the items identified as not incidental is income from the sale of air transportation, transfers, shore excursions and pre- and post-cruise land packages to the extent earned from sources within the U.S.
We believe that the U.S. source transportation income earned by Carnival plc and its Italian resident subsidiary currently qualifies for exemption from U.S. federal income tax under applicable bilateral U.S. income tax treaties.
Our domestic U.S. operations, principally the hotel and transportation business of Holland America Princess Alaska Tours, are subject to federal and state income taxation in the U.S.
Carnival Corporation and Carnival plc and certain of their subsidiaries are subject to various U.S. state income taxes generally imposed on each state’s portion of the U.S. source income subject to U.S. federal income taxes. However, the state of Alaska imposes an income tax on its allocated portion of the total income of our companies doing business in Alaska and certain of their subsidiaries.
UK and Australian Income Tax
Cunard, P&O Cruises (UK) and P&O Cruises (Australia) are divisions of Carnival plc and have elected to enter the UK tonnage tax regime through 2023. Companies to which the tonnage tax regime applies pay corporation taxes on profits calculated by reference to the net tonnage of qualifying ships. UK corporation tax is not chargeable under the normal UK tax rules on these brands’ relevant shipping income. Relevant shipping income includes income from the operation of qualifying ships and from shipping related activities.
For a company to be eligible for the regime, it must be subject to UK corporation tax and, among other matters, operate qualifying ships that are strategically and commercially managed in the UK. Companies within UK tonnage tax are also subject to a seafarer training requirement.
Our UK non-shipping activities that do not qualify under the UK tonnage tax regime remain subject to normal UK corporation tax. Dividends received from subsidiaries of Carnival plc doing business outside the UK are generally exempt from UK corporation tax.
P&O Cruises (Australia) and all of the other cruise ships operated internationally by Carnival plc for the Australian market are exempt from Australian corporation tax by virtue of the UK/Australian income tax treaty.
Italian Income Tax
Costa, AIDA and Ibero have elected to enter the Italian tonnage tax regime through 2014 and can reapply for an additional ten-year period beginning 2015. Companies to which the tonnage tax regime applies pay corporation taxes on shipping profits calculated by reference to the net tonnage of qualifying ships.
Most of Costa’s and AIDA’s earnings not considered to be shipping profits for Italian tonnage tax purposes will be taxed at an effective tax rate of approximately 6% under the Italian International shipping tax regime since all of their ships are Italian registered.
Portuguese, Spanish and German Income Tax
Both of Ibero’s ships are registered in Portugal. Provided certain local employment requirements are satisfied, most of Ibero’s income that is not considered to be shipping profits for Italian tonnage tax purposes is subject to Portuguese income tax at effective rates of 5% through 2020. After 2020, such income will be subject to the normal Portuguese tax rate.
Ibero’s Spanish operations are minimal and, therefore, its Spanish income taxes are minimal.
Substantially all of AIDA’s earnings are exempt from German corporation tax by virtue of the Italy/Germany income tax treaty.
Brazilian, Chinese and Japanese Income and Other Taxes
From November through March, Costa and Ibero operate directly and charter certain of their ships for operation in Brazil to Brazilian subsidiaries. The subsidiaries’ earnings are subject to Brazilian resident income tax, and we believe that payments passengers and these subsidiaries make to Costa and Ibero are exempt from Brazilian income tax under Brazilian domestic law and the Italy/Brazil income tax treaty.
Substantially all of Costa’s income from its international operations in China is exempt from Chinese corporation tax by virtue of the Italy/China Maritime tax treaty.

The Princess cruise ships operated internationally by Carnival plc for the Asian markets are exempt from Chinese and Japanese income taxes by virtue of tax treaties between these countries and the United Kingdom.
Other
We recognize income tax benefits for uncertain tax positions, based solely on their technical merits, when it is more likely than not to be sustained upon examination by the relevant tax authority. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate resolution. All interest expense related to income tax liabilities is included in income tax expense. Based on all known facts and circumstances and current tax law, we believe that the total amount of our uncertain income tax position liabilities and related accrued interest are not material to our financial position.
We do not expect to incur income taxes on future distributions of undistributed earnings of foreign subsidiaries and, accordingly, no deferred income taxes have been provided for the distribution of these earnings. In addition to or in place of income taxes, virtually all jurisdictions where our ships call impose taxes and/or fees based on guest counts, ship tonnage, passenger capacity or some other measure, and these taxes and fees are included in commissions, transportation and other costs and other ship operating expenses.